UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2019

CYNERGISTEK, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

000-27507	37-1867101
(Commission File Number)	(I.R.S. Employer Identification No.)

11940 Jollyville Road, Suite 300-N

Austin, Texas 78759

(Address of principal executive offices)

(512) 402-8550

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CTEK	NYSE American

 Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

On November 1, 2019, Cynergistek, Inc. (the “Company”) filed a Current Report on Form 8-K to report the Company’s acquisition of Backbone Enterprises, Inc., following the execution by the Registrant on October 31, 2019, of a Stock Purchase Agreement by and among the Company, Backbone Enterprises, Inc., a Minnesota corporation, and the following “Stockholders” of Backbone: Walter Zuniga, Jacob Carroll, Nikhil D’Souza, and Timothy Homstad, pursuant to which the Company acquired 100% of the issued and outstanding shares of common stock of Backbone from the Stockholders. In that previously filed Current Report on Form 8-K, the Registrant indicated that it would file an amendment to the Form 8-K no later than 71 days after the date which the Current Report on Form 8-K was required to be filed, to provide financial information to the extent required by Item 9.01 of Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K for Cynergistek, Inc. is being filed to provide the financial statements and Pro Forma information required by Item 9.01.

Item 2.01. Acquisition or Disposition of Assets.

The information set forth in Item 2.01 of the Current Report on Form 8-K filed by the Registrant on November 1, 2019, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(b)	Exhibit 99.3: Unaudited Pro Forma Financial Information. CynergisTek, Inc and Backbone Enterprises, Inc.

	Unaudited Pro Forma Condensed Consolidated Financial Statements	1
	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2019	2
	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2019	3
	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018	4
	Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	5

(d)	Exhibits

2.1**	Stock Purchase Agreement by and among Cynergistek, Inc., Backbone Enterprises, Inc., and stockholders Walter Zuniga, Jacob Carroll, Nikhil D’Souza and Timothy Homstad dated October

23.1*	Consent of Haskell & White LLP

99.1**	Press Release of Cynergistek, Inc. dated November 1, 2019

99.2*	Financial Statements of Business Acquired, Backbone Enterprises, Inc.

99.3*	Unaudited Pro Forma Financial Information

99.4*	Unaudited Financial Statements of Business Acquired, Backbone Enterprises, Inc.

*	Filed herewith.
**	Incorporated by reference from the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 1, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 14, 2020	By:	/s/ Paul T. Anthony
Paul T. Anthony
Chief Financial Officer and Secretary